                                                                    EXHIBIT 99.2

                            ASSET PURCHASE AGREEMENT

                             Dated October 18, 1999

                                      among

                               SFFI COMPANY, INC.,

                          SAM PERRICONE, as guarantor,

                      SAM PERRICONE CHILDREN'S TRUST - 1972

                             THE UNIMARK GROUP, INC.
                                       and
                            SIMPLY FRESH FRUIT, INC.


                      To Be Effective as of October 2, 1999



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                            ASSET PURCHASE AGREEMENT


         THIS AGREEMENT (this "Agreement"), dated as of this 18th day of October 1999, is entered into by and among SFFI Company, Inc., a California corporation (the "Buyer"), Sam Perricone (the "Guarantor"), the Sam Perricone Children's Trust - 1972 (the "Children's Trust"), the UniMark Group, Inc. ("UniMark") and Simply Fresh Fruit, Inc., a California corporation ("Seller").

                                   WITNESSETH:

         WHEREAS, Seller owns all of the assets described in Section 1.1 of this Agreement and listed on Exhibits 1.1(a)-(h) attached hereto (collectively, the "Assets"), and Seller desires to sell such Assets to Buyer on the terms and conditions set forth in this Agreement; and

         WHEREAS, Seller leases the real property and improvements described in
Section 1.1(g) of this Agreement and more fully described on Exhibit 1.1(g) attached hereto (the "Real Property") and Seller desires to assign its interest in such Real Property to Buyer;

         WHEREAS, Buyer desires to purchase the Assets and Seller's interest in the Real Property on the terms and conditions set forth in this Agreement; and

         WHEREAS, the Guarantor and the Children's Trust own an interest in Buyer;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, covenants, representations and warranties herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                         SALE AND PURCHASE OF THE ASSETS

         1.1 Sale and Purchase of Assets. At the Closing (as hereinafter defined), subject to the terms and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, Seller shall sell to Buyer, and Buyer shall purchase from Seller, all of Seller's interest in and to the following described assets and real property, free and clear of all liens, claims, restrictions and encumbrances of any nature, except as otherwise set forth in Section 1.2 hereof:

                  (a) All customer and vendor contracts, personal property leases, licenses, permits and other agreements or commitments related to the operation of the business of Seller as listed on Exhibit 1.1(a) attached hereto;

                  (b) All tangible personal property, including without limitation, all equipment, furniture, fixtures, machinery, vehicles, spare parts, leasehold improvements, supplies, and


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         other personal property used in the business of Seller as listed on
         Exhibit 1.1(b) attached hereto; save and except, Seller's inventory only part of which is being acquired by the Buyer in accordance with
         Section 1.1(h) below;

                  (c) All books, documents and records relating to the business of Seller excluding only the minute book, corporate seal and stock records of Seller and including customer records and lists, marketing and sales records and literature, employee records and information, accounting books and records, and insurance records;

                  (d) All intangible or intellectual property of Seller, including all rights in and to the name "Simply Fresh Fruit, Inc." and all patents, copyrights, trade names, trademarks or service marks owned by Seller as listed on Exhibit 1.1(d) hereto;

                  (e) All prepaid expenses, deposits, prepaid taxes and other monies and securities, relating to the business of Seller as listed on
         Exhibit 1.1(e) attached hereto;

                  (f) All insurance proceeds arising in connection with damage to the Assets or relating to the business of Seller occurring prior to the Closing;

                  (g) Seller's leasehold interest in that certain real property and improvements in the name of Seller located at the address set forth in Section 1.6, and more fully described on Exhibit 1.1(g) attached hereto; and

                  (h) That portion of the Seller's inventory specifically listed on Exhibit 1.1(h) attached hereto (the "Acquired Inventory").

         1.2 Assumption of Liabilities. Buyer agrees to assume at Closing the liabilities specifically listed on Exhibit 1.2 hereto and the liabilities known to the shareholders of Buyer and not disclosed to, or known by Seller (collectively, the "Assumed Liabilities"). Except for the Assumed Liabilities, Buyer shall not assume, shall not be deemed to have assumed, and shall not be liable for any liabilities and obligations (whether absolute, accrued, contingent, direct, indirect, due or becoming due, or otherwise) of Seller existing, arising out of or in any way connected with the conduct of its business prior to the Closing Date (as defined in Section 7.1), or the sale by Seller of the Assets to Buyer, including, without limitation, (i) any and all claims of persons employed by Seller prior to the Closing Date, (ii) any and all liability of Buyer arising as a result of the failure of Seller to file any tax returns or to pay any income, sales, excise or other taxes, employment or workers' compensation payments, and (iii) any and all losses, liabilities, damages or expenses resulting from the assertion of claims made against the Assets by creditors of Seller as a result of the failure to comply with any bulk sales law.


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         1.3 Purchase Price and Terms. The total purchase price for the Assets and the Real Property (the "Purchase Price") shall be payable as follows:

         (a) by delivering $666,667 in immediately available funds on the Closing Date;

         (b) by executing and delivering a 90 day non-interest bearing secured note in the original principal amount of $1,569,001, in substantially the same form as Exhibit 1.3(b)(i) hereto (the "90 Day Note"). The note shall be secured by the Assets in accordance with the terms of the security agreement in substantially the same form as Exhibit 1.3(b)(ii) hereto (the "Asset Security Agreement") The note shall be guaranteed by the Guarantor in accordance with the guaranty agreement in substantially the same form as Exhibit 1.3(b)(iii) hereto (the "Guaranty Agreement"); and

         (c) by executing and delivering a four year secured note in the original principal amount of $1,100,000, in substantially the same form as Exhibit 1.3(c) hereto (the "Four Year Note"). The note shall bear interest at 8% per annum, with interest and principal payable in quarterly installments during the first year and in monthly installments during the second, third and fourth years. The note shall be secured by the Assets in accordance with the Asset Security Agreement. The note shall be guaranteed by the Guarantor in accordance with the Guaranty Agreement.

         1.4 Transfer of UniMark Shares. At the Closing, 68,182 shares of Common Stock, par value $.01 per share, of The UniMark Group, Inc., a Texas corporation ("UniMark"), shall be transferred by the Children's Trust to UniMark.

         1.5 Assumption of Non-compete Payments. At the Closing, Buyer shall assume all remaining non-compete payments to the Children's Trust under that certain Non-compete Agreement among UniMark, the Guarantor and the Children's Trust, the aggregate amounts of such payments attached hereto as Exhibit 1.5.

         1.6 Release of Earthquake Retrofit Obligations. At the Closing, UniMark shall pay to Douglas Weitman and Ellen Weitman, Trustees of The Weitman Family Trust, Dated January 26, 1989, 3727 Serra Road, Malibu, CA, 90265 (the "Landlord"), the landlord of Seller's facility located at 1995 E. 20th Street, Los Angeles, California (the "Facility"), approximately $32,000 for earthquake retrofit of such Facility in exchange for UniMark, Seller's and Buyer's full release from all liabilities under that certain Lease Agreement between Landlord and Seller. In addition, the Closing of the transaction shall be expressly conditioned upon a release by Landlord of both Buyer and Seller of all further earthquake retrofit obligations pertaining to the Facility.

         1.7 Accounting Capability. Prior to Closing, Seller agreed to provided Buyer with certain stand-alone accounting capability (including hardware and software).


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         1.8 Non-competition Agreement. At the Closing, Buyer and Seller will enter into a non-competition agreement, in substantially the same form as
Exhibit 1.8 hereto (the "Non-competition Agreement").

         1.9 Instruments of Conveyance and Transfer. At the Closing, Seller shall execute and deliver to Buyer bills of sale and assignments and such other instruments of conveyance and transfer, in form and substance satisfactory to Buyer and its counsel, as shall be reasonably necessary or appropriate to vest in Buyer good and indefeasible title to the Assets and to comply with the purpose of this Agreement.

         1.10 Transaction Taxes and Other Closing Costs. Any sales, use, transfer or similar taxes and any assumption, recording and other similar fees, arising in connection with the transfer of the Assets from Seller to Buyer shall be borne solely by the Buyer.

         1.11 Assumption of Non-compete Payments. At the Closing, Buyer shall deliver to Seller an opinion of counsel in form acceptable to Seller and its counsel.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                                    OF SELLER

         In order to induce Buyer to enter into this Agreement and to consummate the transactions contemplated herein, Seller and UniMark hereby represent and warrant, as of the date hereof and as of the Closing Date as follows:

         2.1 Corporate Existence and Authority. Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and have all requisite corporate power, licenses, permits and authority to own and lease its properties and assets and to carry on its business as has been and is being conducted currently. Seller is qualified to do business in every jurisdiction in which the character and location of the assets owned or leased by Seller or the nature of the business transacted by Seller makes such qualification necessary.

         2.2 Authorization and Effect of Agreement. Seller has all requisite power and authority to execute, deliver and perform their obligations under this Agreement, and the Asset Security Agreement, and the Non-competition Agreement, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate and shareholder action. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein do not and will not:

                  (a) violate, conflict with, modify or cause any default under or acceleration of (or give any party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, of any articles of incorporation, bylaws, mortgage, lien, deed of


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         trust, lease, agreement, instrument, order, decree, judgment, law or any other restriction of any kind to which Seller is a party or by which it or any of its properties are bound;

                  (b) result in the creation of any security interest, lien, encumbrance, adverse claim or restriction on any property or asset of Seller; or

                  (c) violate any law, rule or regulation of any federal or state regulatory agency.

         2.3 Title; Leased Assets. Upon consummation of the transactions contemplated hereby, Buyer shall receive good, valid and marketable title to the Assets, and will be entitled to use, as Lessee, all leased assets used in Seller's business, free and clear of all liens, claims and encumbrances other than those securing the liabilities to be assumed pursuant to Section 1.2 above.

         2.4 Brokers and Finders. There is no agent's, broker's or finder's fee or commission payable in connection with the transaction contemplated hereby by virtue of or resulting from any action or agreement by Seller.

                                   ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         In order to induce Seller to enter into this Agreement and to consummate the transactions contemplated herein, Buyer hereby represents and warrants to Seller as follows:

         3.1 Organization and Capitalization of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to consummate the transactions contemplated hereby.

         3.2 Authorization and Effect of Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized and approved by the Board of Directors and the shareholders of Buyer. No further corporate approvals or authorizations on the part of Buyer are necessary to authorize the consummation of the transactions contemplated herein. This Agreement, the 90 Day Note, the Four Year Note and the Asset Security Agreement, have been duly executed and delivered by Buyer and constitutes the valid and binding obligation of Buyer, enforceable in accordance with their respective terms.

         3.3 Consents and Approvals. Except as shall have been obtained prior to Closing, no filing with, and no permit, authorization, consent or approval of, any public body or authority is necessary for the consummation by Buyer of the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation by Buyer of the transactions contemplated hereby, will not conflict with any provisions of the Articles of Incorporation or Bylaws of Buyer, and will not violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer.


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         3.4 Brokers and Finders. Buyer represents and warrants that there is no agent's, broker's or finder's fee or commission payable in connection with the transactions contemplated herein by virtue of or resulting from any action or agreement by Buyer.

         3.5 Commitments and Contracts. Buyer represents and warrants that (1) Bill Sander and Jaxon Potter, two executive officers of Buyer, and Bruce Spiro, Vice President -- Foodservice of UniMark Foods, Inc., have been the primary operating officers of Seller, and as such, have superior knowledge of the business and affairs of Seller, and (2) to the best of Buyer's knowledge, except as described on Exhibit 3.5 attached hereto, as of the date hereof, Seller is not a party to or bound by any oral or written (a) contract for the employment of any officer or employee that is not terminable on notice of thirty (30) days (or less) without payment of any amount on account of such termination; (b) bonus, deferred compensation, savings, stock option, retirement, pension, profit sharing or seve rance pay agreement, plan or arrangement; (c) agreement, contract or indenture relating to the borrowing of money involving an aggregate unpaid balance of one thousand dollars ($1,000) or more; (d) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection; (e) management agreement, consulting or other similar contract or arrangement; (f) collective bargaining agreement; (g) agreement with any present or former officer, director or shareholder; (h) license, whether as licensor or licensee; (i) contract or commitment for the purchase of materials or supplies or for the performance of services over a period of more than sixty
(60) days not in the ordinary course of business; (j) contract or commitment to make capital expenditures in excess of $500 in the aggregate; (k) contract or option to purchase or sell any real property; (l) consent decree; or (m) other contract, agreement or other commitment that is material to the business, operations, prospects, properties or assets or to the condition, financial or otherwise, of Seller. Except as disclosed on Exhibit 3.5 attached hereto, to the knowledge of Buyer as of the date hereof, Buyer is not aware of any basis for the termination or cancellation of any such contracts other than the stated expiration thereof. As of the date hereof, all of the contracts commitments and agreements to which Seller is a party are in full force and effect without any default or breach thereof in any material respect by Seller or any other party thereto.

         3.6 Litigation and Proceedings. Buyer represents and warrants that, to the best of Buyer's knowledge, except as set forth on Exhibit 3.6 attached hereto, (a) there are no actions, suits or pro ceedings pending or threatened and there are no claims against or affecting Seller or its properties or assets, at law or in equity or before or by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind, that involve the possibility of any judgment or liability that may result in any material adverse change in the operations, properties, or assets or in the condition, financial or otherwise, of Seller business, and (b) Seller is not in default under or in violation of any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality.

         3.7 Governmental Authorizations. Buyer represents and warrants, to the best of Buyer's knowledge, that Seller has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business in all respects as conducted on the date hereof.


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Buyer represents and warrants, to the best of Buyer's knowledge, that Seller is in compliance with all applicable federal, state and local laws, rules and regulations, including, without limitation, those imposing taxes; and the execution, delivery and performance of this Agreement, and the consummation by Seller of the transactions contemplated hereby, will not violate in any material respect any provisions of, or constitute a default under, any applicable judgment, order, writ, injunction, decree or award, of any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality.

         3.8 Liabilities. Buyer represents and warrants that, to the best of Buyer's knowledge, except as reflected in the Financial Statements or disclosed on Exhibit 3.8 attached hereto, Seller has no liabilities or obligations, whether absolute, accrued, contingent, direct, indirect, due or becoming due, or otherwise.

         3.9 Full Disclosure. No representation or warranty made by Buyer in this Agreement and no documentation or certification furnished or to be furnished to Seller pursuant to this Agreement contains contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

         3.10 Guarantor's Authorization and Effect of Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been authorized and approved by the Guarantor. This Agreement has been duly executed and delivered by the Guarantor and constitutes the valid and binding obligation of the Guarantor, enforceable in accord ance with its terms.

         3.11 Authorization of Trust to Transfer Stock. The certificate or certificates representing the 68,182 shares of UniMark Common Stock owned by the Children's Trust are held by the Children's Trust free and clear of any liens or encumbrances and have been duly endorsed, under the authority of the Trustee, for transfer to UniMark.

                                   ARTICLE IV

                     COVENANTS OF SELLER AND THE SHAREHOLDER

         Seller hereby covenants and agrees with Buyer as follows:

         4.1 Conduct of Business. Prior to the Closing Date, Seller shall conduct its business only in the ordinary course consistent with present business practices and policies and shall use all reasonable efforts to (a) preserve intact its present business organization and relationships, (b) maintain and keep the Assets and the Real Property in good repair and condition except for deterioration due to ordinary wear and tear, (c) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained, (d) pay and perform, when due, all material obligations under contracts, leases and documents relating to or affecting the assets, properties and business of Seller, and (e) comply with and perform all material obligations and duties


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imposed by federal, state and local laws, and all rules, regulations and orders imposed by federal, state or local governmental authorities.

         4.2 Access to Properties and Records. Between the date of this Agreement and the Closing Date, Seller shall afford to the officers and authorized representatives of Buyer full access during normal business hours to the properties, books and records (including tax returns filed and those in preparation) of Seller in order that Buyer may have full opportunity to make such investigation as it shall desire of the affairs and business of Seller, and Seller's officers shall furnish Buyer and its representatives with such additional financial and operating data and other information relating to the business and properties of Seller as Buyer shall from time to time reasonably request.

                                    ARTICLE V

                               COVENANTS OF BUYER

         Buyer hereby covenants and agrees with Seller as follows:

         5.1 Efforts. Buyer will use its best efforts to obtain from all third parties approvals necessary for the consummation of the transactions contemplated by this Agreement.

         5.2 Approvals and Consents. Buyer will obtain all consents, approvals and authorizations of, filings and registrations with, and notifications to, all applicable governmental authorities, licensors or other parties required for the consummation of the transactions contemplated by this Agreement shall have been duly obtained or made in form and substance reasonably satisfactory to the parties hereto and shall be in full force and effect.

         5.3 Third Party Consents. Buyer shall have received all consents of third parties requested by Buyer pursuant to this Agreement or required to consummate the transactions in accordance with this Agreement, including without limitation, the transfer and assignment to Buyer of the Assets and the Real Property and all assumed liabilities with the modifications requested by the Buyer.

                                   ARTICLE VI

           SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

         6.1 Survival of Representations and Warranties. The representations and warranties of the parties contained in this Agreement shall survive beyond the Closing Date for a period of one year.


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         6.2 Indemnification by Seller.

                  (a) Seller hereby agrees to indemnify, defend and hold harmless Buyer against and in respect of any and all claims, demands, losses, costs (including court costs and attorneys' fees), expenses, obligations, liabilities, damages, including interest and penalties that it may incur or suffer as a result or arising out of any breach of or failure by to perform any of their respective representations, warranties or covenants contained in this Agreement or any exhibit or other instrument furnished or to be furnished by Seller under this Agreement.

                  (b) Seller hereby agrees to indemnify, defend and hold harmless Buyer against and in respect of any and all claims, demands, losses, costs (including court costs and attorneys' fees), expenses, obligations, liabilities, damages, including interest and penalties that Buyer may incur or suffer as a result of or arising out of any act, omission, transaction, circumstance, sale of goods or services, state of facts or other condition which occurred or existed on or prior to the Closing, whether or not then known, due or payable.

         6.3 Indemnification by Buyer. Buyer will indemnify, defend and hold harmless Seller against and in respect of any and all claims demands, losses, costs including court costs and attorneys fees), expenses, obligations, liabilities, damages, including interest and penalties that they may incur or suffer as a result of or arising out of any breach of or failure by Buyer to perform any of its representations, warranties or covenants contained in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Buyer under this Agreement.

                                   ARTICLE VII

                                     GENERAL

         7.1 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall be held at 8:30 a.m., on the Closing Date at the offices of Jakes Jordaan, 300 Crescent Court, Suite 1600, Dallas, Texas, or at such other time and place as the parties hereto may mutually agree. The Closing Date (herein so called) shall be as soon as practicable after the time each of the conditions set forth in Article V have been satisfied or waived by the party or parties entitled to the benefit of such conditions, but in no event later than October 20, 1999.

         7.2 Expenses. Each of Buyer and Seller shall be responsible for all their respective costs and expenses incurred by them in connection with the transactions contemplated by this Agreement.

         7.3 Exhibits. All statements contained in the Exhibits hereto (and any amendments or supplements to this Agreement) shall be deemed additional representations and warranties of Seller and Buyer.


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

         7.4 Amendment. This Agreement may be amended at any time by written agreement of the parties hereto. Any of the terms or conditions of this Agreement may be waived in writing at any time or prior to the Closing Date by the party that is entitled to the benefits thereof.

         7.5 Termination. This Agreement may be terminated at any time prior to the Closing:

                  (a) by the mutual consent in writing of Buyer and Seller;

                  (b) by either Buyer or Seller if the Closing Date shall not have occurred by October 20, 1999, provided that the right to terminate under this provision may not be asserted by a party if the failure to consummate the transactions contemplated herein is attributable to a breach by such party of any of its representations and warranties contained in this Agreement or a failure of such party to fulfill its obligations pursuant to this Agreement;

                  (c) by either Buyer or Seller if any court of competent jurisdiction in the United States or other United States governmental body shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable; or

                  (d) by Buyer if there has been a material misrepresentation or material breach on the part of Seller in the representations, warranties and covenants of Seller set forth herein or if there has been any failure by Seller to comply with their respective obligations here under, or by Seller if there has been a material misrepresentation or material breach on the part of Buyer in the representations, warranties or covenants of Buyer set forth herein or if there has been any failure by Buyer to comply with its obligations hereunder.

         In the event of the termination and abandonment of this Agreement pursuant to this Section 7.5, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party or its directors, officers or shareholders (except the liability of any party for any breach of this Agreement).

         7.6 Bulk Transfer Laws. Buyer hereby waives compliance by Seller with the provisions of any applicable Bulk Transfer Laws of any state, and Seller warrants and agrees to pay and discharge when due all claims of creditors asserted against Buyer by reason of such noncompliance to the extent that such liabilities are not specifically assumed by Buyer under this Agreement. Seller hereby indemnifies and agrees to hold Buyer harmless from, against and in respect of (and shall on demand reimburse Buyer for) any loss, liability, costs or expenses, including, without limitation, attorneys' fees, suffered or incurred by Buyer by reason of the failure of Seller to pay or discharge such claims.


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


         7.7 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given at the time either personally delivered or sent by certified mail, postage prepaid, as follows:

                  (a)  If to Seller, to:

                       The UniMark Group, Inc.
                       P.O. Box 229
                       Bartonville, Texas 76226
                       Attn:  Soren Bjorn, Chief Executive Officer and President

                       With a copy to:

                       Jakes Jordaan
                       300 Crescent Court, Suite 1605
                       Dallas, Texas 75201

                  (b)  If to Buyer, to:

                       SFFI Company, Inc.
                       1995 East 20th Street
                       Los Angeles, California 90058
                       Attention:  William Sander

                       With a copy to:

                       Attention:  ___, Esq.

         7.8 Public Announcements. Seller may issue any press release or otherwise make any public statement with respect to the transactions contemplated hereby.

         7.9 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties; provided, however, that Buyer shall have the right to assign to one (1) or more direct or indirect wholly-owned subsidi aries of Buyer any and all of the rights and obligations of Buyer under this Agreement (such subsidiary assuming all of the obligations of Buyer in connection with the transactions contemplated herein and making representations, warranties and covenants comparable to those made by Buyer herein).


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


         7.10 Miscellaneous. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one agreement. Headings contained in this Agreement are for reference purposes only and shall not affect in any manner the meaning or interpretation of this Agreement. This Agreement and the documents and instruments referred to herein constitute the entire Agreement between the parties hereto and supersedes all other understandings with respect to the subject matter hereof.

         7.11 Severability. The provisions of this Agreement shall be deemed independent and severable, and the invalidity or partial invalidity or unenforceability of any one (1) provision shall not affect the validity or enforceability of any other provision.

         7.12 Effective Time. The closing of the transactions contemplated hereby shall be effective as of October 2, 1999 (the "Effective Date").

         7.13 Governing Law; Binding Arbitration. This Agreement shall be construed in accordance with the laws of the State of California. The parties hereto agree that any dispute pertaining to this Agreement and the transactions contemplated hereby must be submitted for binding arbitration in Los Angeles, California, to the exclusion of courts of law, in accordance with commercial arbitration rules in force at the time of this Agreement.


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

         IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first above written.

                                BUYER:
                                SFFI COMPANY, INC.,
                                a California corporation

                                By:
                                         ---------------------------------------
                                         William Sander
                                         Title:
                                                  ------------------------------

                                GUARANTOR:


                                ------------------------------------------------
                                Sam Perricone

                                INTERESTED PARTY:

                                SAM PERRICONE CHILDREN'S TRUST - 1972

                                ------------------------------------------------
                                Name: Paul Golub
                                Trustee

                                UNIMARK:
                                THE UNIMARK GROUP, INC.
                                a Texas corporation


                                By:
                                         ---------------------------------------
                                         Soren Bjorn
                                         President and Secretary

                                SELLER:
                                SIMPLY FRESH FRUIT, INC.
                                a California corporation


                                By:
                                         ---------------------------------------
                                         Soren Bjorn
                                         President and Secretary

             Exhibit 1.1(a) - LIST OF CONTRACTS, LEASES AND LICENSES


A.       CONTRACTS:

         1.    Bill Sander Employment Contract (attached hereto)

         2. Agreement dated effective as of May 9, 1996, by and among The UniMark Group, Inc., a Texas corporation, UniMark Foods, Inc., a Texas corporation and wholly-owned subsidiary of UniMark, Sam Perricone Children's Trust - 1972 and Mark Strongin relating to royalty payments for fruit processed by Simply Fresh Fruit, Inc. using the P.E.R.C. Machine. The term of the agreement is 10 years.

         3. Retail Installment Purchase Contracts as of November 30, 1996, between Simply Fresh Fruit, Inc. and Toyota Motor Credit for the:

               (a) SF Forklift truck (two payments of $582.63 remaining at October 2, 1999)

               (b) SF Handtruck (two payments of $170.93 remaining at October 2, 1999)


B.       LEASES:

         1.    STANDARD INDUSTRIAL LEASE DATED MARCH 1, 1994 (produce warehouse)
               Property:    1995 East 20th Street,  Los Angeles, California
               Lessor:      Douglas Weitman and Ellen Weitman, Trustees of
                            The Weitman Family Trust, Dated January 26, 1989
               Lease term:  10 years

         2.    LEASE FOR ONE (1) TOSHIBA COPIER
               Lessor:           Copelo Capital
               Lease term:       9/1/98 to 9/1/2001

         3.    LEASE FOR MAILING SYSTEM
               Lessor:           Pitney Bowes Credit Corporation
               Lease term:       11/1/98 to 2/1/2004


C.       LICENSES:

         PACA License
         License term:  2/18/99 to 2/18/2000

               Exhibit 1.1(b) - LIST OF TANGIBLE PERSONAL PROPERTY



         Please refer to the listing of Depreciable Assets attached hereto.

          Exhibit 1.1(d) - LIST OF INTANGIBLE AND INTELLECTUAL PROPERTY



         Trade name and trademark:                   Simply Fresh Fruit
                                                     Reg. No. 877,847

               Exhibit 1.1(e) - LIST OF DEPOSITS AND PREPAID ITEMS



A.       DEPOSITS

         1. Petty Cash Bank Account Fund with a balance of $1,847.41 as of October 1, 1999.

         2. Rent deposit in the amount of $21,000 on Standard Industrial Lease referenced in Exhibit 1.1(a).

         3. Security deposit in the amount of $490 on Toshiba Copier referenced in Exhibit 1.1(a).



B.       PREPAID ITEMS

         1. Rent payment for October 1999 in the amount of $9,156 on Standard Industrial Lease referenced in Exhibit 1.1(a).

         2. Payment for October 1999 in the amount of $12,500 to Sam Perricone Children's Trust - 1972 pursuant to the Non-competition Agreement dated as of May 9, 1996, between Sam Perricone, in his individual capacity, the Sam Perricone Children's Trust - 1972, and The UniMark Group, Inc. This payment was made in September 1999.

         3. Payment for "Unsecured Property Taxes" in the amount of $6,713 to Los Angeles County Taxes for the tax year from 7/1/99 to 6/30/2000. The amount of $8,851 was paid as estimated tax prior to 10/2/99 (75% prepaid).

             Exhibit 1.1(g) - LIST OF REAL PROPERTY AND IMPROVEMENTS



A.       REAL PROPERTY


         Seller has a leasehold interest in the property related to the Standard Industrial Lease referenced in Exhibit 1.1(a).




B.       LEASEHOLD IMPROVEMENTS


         Please refer to the Capitalized Leasehold Improvements included in the listing of Depreciable Assets attached hereto as Exhibit 1.1(b).

                   Exhibit 1.1(h) - LIST OF ACQUIRED INVENTORY



         Please refer to the listing of Acquired Inventory attached hereto. The inventory per price out physical at October 2, 1999 was $235,668.

                    Exhibit 1.2 - LIST OF LIABILITIES ASSUMED


A.       VACATION AND PROPERTY TAXES


1.    Vacation Accrual as of October 2, 1999:
      a)  Employees with over one (1) year service                                       $  29,526
      b)  Employees with less than one (1) year service                                     10,021
           TOTAL VACATION                                                                $  39,547


2.    Accrued "Secured Property Taxes" as of October 2, 1999                             $   4,975
      (Tax year runs from 7/1/99 to 6/30/2000 -- Taxes are due
      50% on 11/1/99 and 50% on 2/1/2000 --  Estimated tax is
      $19,900 -- Sellers share is 25%)


            TOTAL LIABILITIES ASSUMED                                                     $ 44,522


B.       ASSETS WITH LIENS, CLAIMS, RESTRICTIONS AND/OR ENCUMBRANCES
                           (As of September 30, 1999)

         1.       UCC Filing Number:  9700260970
                  Expires:  12/31/2001
                  Type:  Financing Statement (UCC-1)
                  Secured Party: Toyota Motor Credit Corp.
                                 POB 3457
                                 Torrance, CA 90510

         2.       UCC Filing Number:  9705060490
                  Expires:  02/19/2002
                  Type:  Financing Statement (UCC-1)
                  Secured Party: Cooperatieve Centrale Raiffeisen-Boerenleenbank
                                  B.A., RaboBank
                                 Nederland, New York Branch
                                 245 Park Ave.
                                 New York, NY 10167

         Please refer to the Financing Statement for each Secured Party attached hereto.

                         Exhibit 1.3(b)(i) - 90 DAY NOTE

                  Exhibit 1.3(b)(ii) - ASSET SECURITY AGREEMENT

                    Exhibit 1.3(b)(iii) - GUARANTY AGREEMENT

                         Exhibit 1.3(c) - FOUR YEAR NOTE

                       Exhibit 1.5 - NON-COMPETE PAYMENTS


         After Seller's October 1, 1999 payment to the Children's Trust, the aggregate amount of all remaining non-compete payments to be paid to the Children's Trust is $220,585.16.

                     Exhibit 1.8 - NON-COMPETITION AGREEMENT

                        Exhibit 3.5 - SELLER'S CONTRACTS




                  None.

                            Exhibit 3.6 - LITIGATION




                  None.

                      Exhibit 3.8 - ADDITIONAL LIABILITIES





                  None.